Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,270.52
Total Fee Amount	1,270.52
Total Transaction Valuation	9,200,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00